Transactions with Related Parties	12 Months Ended
Dec. 31, 2023
Transactions with Related Parties [Abstract]
TRANSACTIONS WITH RELATED PARTIES

13. TRANSACTIONS WITH RELATED PARTIES

The Company had an arrangement with Rabbit Hole Equity, LLC (RHE), a related party due to common ownership, under which RHE provided development, administrative and financial services to the Company. RHE is solely owned by the majority member of Nechio and Novak, LLC, which is the majority shareholder of the Company. Under the agreement, the Company will pay or reimburse RHE, as applicable, for any expenses it, or third parties acting on its behalf, incurs for the Company. For any selling, general and administrative activities performed by RHE or RHE employees, RHE, as applicable, charged back the employee salaries and wages, rent and related utilities. Beginning in December 2021, the Company entered into a payroll arrangement with a third party and now incurs employee salary and wage expenses directly.

The shared expenses are as follows for the years ended December 31, 2023 and 2022:

	2023	2022
Rent	$—	$94,436
Utilities	—	5,470
	$—	$99,906

In October 2021, the Company issued a promissory note to a Class F member in exchange for $216,000. The term of the note was the later of 2 months from the date of the note or upon successful consummation of the IPO. The annual interest rate on the note was the maximum legal amount allowed under the applicable usury laws minus 1%, which was 7% at December 31, 2021. The Company may repay all or any portion of the principal balance at any time without penalty. The total amount of interest accrued on this note as of December 31, 2021 was $9,125. In January 2022, the Company repaid the $216,000 promissory note in full plus accrued interest of $9,125.

In October 2021, the Company entered into a service agreement with Appellation Brands, LLC, a related party due to common ownership in the wine industry, to provide representation and distribution services. As of June 13, 2022, the original agreement was terminated. Prior to termination, the Company received a management fee of $50,000 per month plus a tiered fee ranging between $5.00 and $6.50 per case of the products sold. For the year ended December 31, 2022, the Company had recognized $297,224 in service revenue related to this agreement. In the year ended December 31, 2022, the Company purchased inventory from Appellation Brands, LLC in the amount of $195,116.

In January 2022, the Company entered into a consulting agreement with FELCS, LLC, an entity owned by Damian Novak to provide consulting and advisory services to the Company in exchange for $25,000 per month. The agreement expires in December 2022, subject to automatic one-year renewals unless written notice to terminate the contract is given by either party. For the year ended December 31, 2022, the Company recognized $275,000 in total expense related to this agreement. This agreement was terminated in November 2022.

In April 2022, the Company amended its agreement with Whetstone Consulting to include additional bonus commissions ranging from $5,000 to $100,000 subject to specific distribution milestones in addition to the existing $5,000 per month base compensation. The agreement has an initial term of one year and automatically renews for successive one-year periods unless terminated by either party with advance notice. This agreement terminated in May 2023 when the consultant was hired as an employee of the company. For the years ended December 31, 2023, and 2022, the Company recognized base compensation and commissions expense related to this agreement totaling $40,000 and $90,000, respectively.